Filed Pursuant to Rule 497

Registration File No. 333-214405

STIRA ALCENTRA GLOBAL CREDIT FUND

SUPPLEMENT NO. 6 DATED DECEMBER 6, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED APRIL 30, 2018

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated April 30, 2018, as supplemented by Supplement No. 1, dated May 7, 2018, Supplement No. 2, dated June 7, 2018, Supplement No. 3, dated July 18, 2018, Supplement No. 4, dated September 12, 2018, and Supplement No. 5, dated September 17, 2018, relating to the Fund’s public offering of up to $3,000,000,000 in Class A Shares, Class T Shares, Class D Shares, Class I Shares, and Class C Shares. Terms used and not otherwise defined in this Supplement No. 6 shall have the same meanings as set forth in the Fund’s prospectus. The purpose of this Supplement No. 6 is to disclose:

•	an update regarding the Fund’s consideration of strategic alternatives;

•	the termination of the Fund’s Expense Support and Conditional Reimbursement Agreement with Stira Investment Adviser, LLC (the “Adviser”) (as amended and restated, the “Expense Support Agreement”);

•	the decision to not proceed with the Fund’s share repurchase program; and

•	the Fund’s quarterly schedule of portfolio holdings as of September 30, 2018.

Update Regarding the Fund’s Consideration of Strategic Alternatives

As previously reported in Supplement No. 5, the Fund’s Board of Trustees (the “Board”) determined to suspend the offering of the Fund’s common shares of beneficial interest, effective September 17, 2018. The Board is currently evaluating a range of strategic alternatives and expects to provide details to shareholders before the end of December 2018. At this time, the Board has not declared the accrual of any distributions to shareholders for the month of December 2018.

Termination of Expense Support Agreement

In connection with the decision of the Board to suspend the offering of the Fund’s common shares of beneficial interest and to evaluate strategic alternatives, the Adviser terminated the Expense Support Agreement, effective October 29, 2018. Pursuant to the Expense Support Agreement, the Adviser previously reimbursed the Fund for expenses in an amount that was sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders were paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it had achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. The Fund has a conditional obligation to reimburse the Adviser for certain amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if certain conditions are met.

Suspension of the Fund’s Share Repurchase Program

As disclosed in the Fund’s prospectus, the Fund intended to commence its quarterly share repurchase program beginning with the calendar quarter ending December 31, 2018. In light of the fact that the Board continues to evaluate strategic alternatives, the Board believes it is in the best interests of the Fund’s shareholders to suspend the share repurchase program while such considerations are ongoing.

Quarterly Schedule of Portfolio Holdings

On November 21, 2018, the Fund filed with the Securities and Exchange Commission its Quarterly Schedule of Portfolio Holdings on Form N-Q for the quarter ended September 30, 2018. A copy of the Fund’s schedule of investments as of September 30, 2018, and the notes thereto, are attached to this Supplement No. 6 as Exhibit A.

Exhibit A

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2018, AND THE NOTES THERETO

Stira Alcentra Global Credit Fund

Schedule of Investments

As of September 30, 2018

(Unaudited)

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 84.50%

Corporate Bonds — 21.93%

Communications — 3.13%

Cincinnati Bell, Inc. (2)(3)			7.000	7/15/2024	$150,000	$151,788	$137,625	0.38%
Radiate Holdco LLC/Radiate Finance, Inc. (2)(3)			6.625	2/15/2025	500,000	477,489	467,500	1.30%
Altice Finco S.A. (2)(3)			7.625	2/15/2025	225,000	236,463	202,500	0.57%
Sprint Corp.			7.250	9/15/2021	300,000	315,981	316,875	0.88%
Total Communications						1,181,721	1,124,500	3.13%

Consumer Staples — 0.26%

Kronos Acquisition Holdings, Inc. (2)(3)			9.000	8/15/2023	100,000	100,425	94,250	0.26%
Total Consumer Staples						100,425	94,250	0.26%

Energy — 4.17%

Enviva Partners L.P./Enviva Partners Finance Corp. (3)			8.500	11/1/2021	415,000	433,792	429,222	1.19%
Unit Corp. (3)			6.625	5/15/2021	245,000	245,041	245,000	0.68%
Genesis Energy L.P./Genesis Energy Finance Corp. (3)			6.500	10/1/2025	300,000	304,123	292,875	0.82%
Sanchez Energy Corp. (3)			6.125	1/15/2023	130,000	112,961	74,750	0.21%
SemGroup Corp. (3)			6.375	3/15/2025	200,000	194,845	196,500	0.55%
Whiting Petroleum Corp. (3)			6.625	1/15/2026	250,000	259,599	260,000	0.72%
Total Energy						1,550,361	1,498,347	4.17%

Financials — 0.97%

AssuredPartners, Inc. (2)(3)			7.000	8/15/2025	350,000	349,982	346,500	0.97%
Total Financials						349,982	346,500	0.97%

Health Care — 4.56%

Tenet Healthcare Corp.			6.750	6/15/2023	700,000	700,032	697,375	1.94%
Valeant Pharmaceuticals International, Inc. (2)(3)			5.875	5/15/2023	325,000	301,023	315,494	0.88%
NVA Holdings, Inc. (2)(3)			6.875	4/1/2026	315,000	315,000	314,212	0.88%
Polaris Intermediate Corp. (2)(3)			8.500	12/1/2022	300,000	310,476	309,972	0.86%
Total Health Care						1,626,531	1,637,053	4.56%

Industrials — 2.60%

Bombardier, Inc. (2)(3)			7.500	3/15/2025	350,000	364,334	360,938	1.00%
Brand Energy & Infrastructure Services, Inc. (2)(3)			8.500	7/15/2025	250,000	262,071	256,970	0.72%
Covanta Holding Corp. (3)			5.875	7/1/2025	225,000	223,047	227,250	0.63%
Hillman Group, Inc. (The) (2)(3)			6.375	7/15/2022	100,000	98,402	90,000	0.25%
Total Industrials						947,854	935,158	2.60%

Materials — 5.39%

Consolidated Energy Finance S.A. (2)(3)			6.875	6/15/2025	300,000	309,938	311,625	0.87%
CVR Partners L.P./CVR Nitrogen Finance Corp. (2)(3)			9.250	6/15/2023	300,000	314,888	319,221	0.89%
First Quantum Minerals Ltd. (2)(3)			7.250	4/1/2023	400,000	395,399	381,000	1.06%
ARD Finance S.A. (3)			7.125	9/15/2023	500,000	516,700	506,250	1.41%

See notes to unaudited financial statements

Stira Alcentra Global Credit Fund

Schedule of Investments

As of September 30, 2018

(Unaudited)

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

BWAY Holding Co. (2)(3)			7.250	4/15/2025	$275,000	$281,019	$268,097	0.75%
Platform Specialty Products Corp. (2)(3)			5.875	12/1/2025	150,000	151,375	148,016	0.41%
Total Materials						1,969,319	1,934,209	5.39%

Technology — 0.85%

Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Holdings (2)(3)			10.000	11/30/2024	275,000	307,336	304,563	0.85%
Total Technology						307,336	304,563	0.85%
Total Corporate Bonds						8,033,529	7,874,580	21.93%

Senior Secured - First Lien — 44.19%(4)(5)

Communications — 3.74%

ABG Intermediate Holdings 2, LLC	1M LIBOR + 3.500% Cash	2.076	5.576	9/26/2024	146,100	146,100	146,794	0.41%
Meredith Corp.	1M LIBOR + 3.000% Cash	2.076	5.076	1/31/2025	302,702	304,461	304,888	0.85%
Red Ventures, LLC	1M LIBOR + 4.000% Cash	2.076	6.076	11/8/2024	536,536	540,301	543,578	1.51%
West Corp.	1M LIBOR + 4.000% Cash	2.076	6.076	10/10/2024	248,125	248,125	247,685	0.69%
West Corp.	1M LIBOR + 3.500% Cash	2.076	5.576	10/10/2024	99,750	99,633	99,044	0.28%
Total Communications						1,338,620	1,341,989	3.74%

Consumer Discretionary — 8.00%

Constellis Holdings, LLC	3M LIBOR + 5.000% Cash	2.334	7.334	4/21/2024	248,116	250,945	246,255	0.69%
Employbridge, LLC	3M LIBOR + 5.000% Cash	2.503	7.503	4/10/2025	284,234	288,001	287,254	0.80%
FPC Holdings, Inc.	1M LIBOR + 4.500% Cash	2.076	6.576	11/19/2022	219,163	213,212	221,903	0.62%
Innovative Xcessories & Services, LLC	1M LIBOR + 4.750% Cash	2.220	6.970	11/29/2022	242,270	245,190	242,573	0.67%
Pre-Paid Legal Services, Inc.	1M LIBOR + 3.250% Cash	2.076	5.326	5/1/2025	231,365	232,485	233,029	0.65%
SRS Distribution, Inc.	3M LIBOR + 3.250% Cash	2.191	5.441	5/23/2025	250,000	249,375	248,620	0.69%
Staples, Inc.	3M LIBOR + 4.000% Cash	2.343	6.343	9/12/2024	248,125	234,340	248,539	0.69%

See notes to unaudited financial statements

Stira Alcentra Global Credit Fund

Schedule of Investments

As of September 30, 2018

(Unaudited)

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Stars Group Holdings B.V. (The)	3M LIBOR + 3.500% Cash	2.331	5.831	7/10/2025	$698,250	$703,170	$705,627	1.96%
Weight Watchers International, Inc.	3M LIBOR + 4.750% Cash	2.340	7.090	11/29/2024	435,562	442,428	441,370	1.23%
Total Consumer Discretionary						2,859,146	2,875,170	8.00%

Consumer Staples — 5.98%

Albertsons, LLC	3M LIBOR + 3.000% Cash	2.381	5.381	12/21/2022	396,738	390,767	397,462	1.11%
Albertsons, LLC (6)		—	—	5/2/2023	180,000	179,100	179,662	0.50%
Manna Pro Products, LLC (7)	1M LIBOR + 6.000% Cash	2.091	1.000	12/8/2023	263,187	263,187	263,187	0.73%
Manna Pro Products, LLC	1M LIBOR + 6.000% Cash	2.148	8.148	12/8/2023	1,306,064	1,298,612	1,306,064	3.64%
Total Consumer Staples						2,131,666	2,146,375	5.98%

Financials — 2.51%

Hub International Ltd.	3M LIBOR + 3.000% Cash	2.335	5.335	4/25/2025	299,250	298,539	300,219	0.83%
Mayfield Agency Borrower, Inc.	1M LIBOR + 4.500% Cash	2.076	6.576	2/28/2025	220,448	221,078	222,101	0.62%
USI, Inc.	3M LIBOR + 3.000% Cash	2.334	5.334	5/16/2024	380,131	382,086	380,749	1.06%
Total Financials						901,703	903,069	2.51%

Health Care — 4.44%

Air Methods Corp.	3M LIBOR + 3.500% Cash	2.334	5.834	4/21/2024	300,000	301,569	274,266	0.76%
CVS Holdings I L.P.	1M LIBOR + 3.000% Cash	2.080	5.080	2/6/2025	348,250	347,602	348,976	0.97%
Pearl Intermediate Parent, LLC (7)	3M LIBOR + 2.750% Cash	2.335	1.000	2/14/2025	19,986	19,939	19,805	0.05%
Pearl Intermediate Parent, LLC	1M LIBOR + 2.750% Cash	2.165	4.915	2/14/2025	67,660	67,502	67,047	0.19%
PharMerica Corp.	1M LIBOR + 3.500% Cash	2.148	5.648	12/6/2024	348,873	351,482	351,654	0.98%
Team Health Holdings, Inc.	1M LIBOR + 2.750% Cash	2.076	4.826	2/6/2024	397,353	389,452	387,171	1.08%
Valeant Pharmaceuticals International, Inc.	1M LIBOR + 3.000% Cash	2.104	5.104	6/1/2025	146,250	148,029	147,158	0.41%
Total Health Care						1,625,575	1,596,077	4.44%

See notes to unaudited financial statements

Stira Alcentra Global Credit Fund

Schedule of Investments

As of September 30, 2018

(Unaudited)

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Industrials — 6.45%

ATS Consolidated, Inc.	1M LIBOR + 3.750% Cash	2.075	5.825	2/28/2025	$358,449	$359,496	$360,690	1.00%
EnergySolutions, LLC	3M LIBOR + 3.750% Cash	2.334	6.084	5/9/2025	249,375	248,175	251,557	0.70%
Filtration Group Corp.	1M LIBOR + 3.000% Cash	2.076	5.076	3/29/2025	290,444	291,867	292,830	0.82%
Loparex Holding B.V.	3M LIBOR + 4.250% Cash	2.334	6.584	4/11/2025	498,750	502,239	505,610	1.41%
Pike Corp.	1M LIBOR + 3.500% Cash	2.080	5.580	3/23/2025	245,297	246,841	247,628	0.69%
Ply Gem Industries, Inc.	3M LIBOR + 3.750% Cash	2.337	6.087	4/12/2025	349,125	349,327	352,616	0.98%
Titan Acquisition Ltd.	1M LIBOR + 3.000% Cash	2.076	5.076	3/28/2025	313,425	313,219	305,149	0.85%
Total Industrials						2,311,164	2,316,080	6.45%

Materials — 4.87%

AgroFresh, Inc.	2M LIBOR + 4.750% Cash	2.169	6.919	7/31/2021	247,442	247,683	246,566	0.69%
Albea Beauty Holdings S.A.	3M LIBOR + 2.750% Cash	2.334	5.084	4/22/2024	335,315	336,367	334,336	0.93%
BWAY Holding Company	3M LIBOR + 3.250% Cash	2.331	5.581	4/3/2024	448,864	447,575	449,039	1.25%
Covia Holdings Corp.	1M LIBOR + 3.750% Cash	2.066	5.816	6/1/2025	299,250	300,229	283,788	0.79%
Cyanco Intermediate Corp.	1M LIBOR + 3.500% Cash	2.076	5.576	3/16/2025	187,060	187,768	188,610	0.52%
OCI Beaumont, LLC	3M LIBOR + 4.000% Cash	2.334	6.334	2/14/2025	243,775	245,468	247,740	0.69%
Total Materials						1,765,090	1,750,079	4.87%

Technology — 7.18%

Bright Bidco B.V.	3M LIBOR + 3.500% Cash	2.334	5.834	6/30/2024	247,503	249,460	245,054	0.68%
Capri Finance LLC	3M LIBOR + 3.250% Cash	2.342	5.592	11/1/2024	298,500	299,209	298,188	0.83%
Everi Payments, Inc.	1M LIBOR + 3.000% Cash	2.076	5.076	5/9/2024	546,604	551,002	550,499	1.53%
Harland Clarke Holdings Corp.	3M LIBOR + 4.750% Cash	2.334	7.084	11/3/2023	205,364	207,209	197,791	0.55%

See notes to unaudited financial statements

Stira Alcentra Global Credit Fund

Schedule of Investments

As of September 30, 2018

(Unaudited)

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

McAfee, LLC	1M LIBOR + 4.500% Cash	2.073	6.573	9/30/2024	$347,618	$351,542	$350,908	0.98%
Mitchell International, Inc.	1M LIBOR + 3.250% Cash	2.076	5.326	11/29/2024	49,750	49,526	49,746	0.14%
Quest Software U.S. Holdings, Inc.	3M LIBOR + 4.250% Cash	2.322	6.572	5/18/2025	590,000	589,197	595,714	1.66%
Riverbed Technology, Inc.	1M LIBOR + 3.250% Cash	2.080	5.330	4/24/2022	289,259	288,921	289,241	0.81%
Total Technology						2,586,066	2,577,141	7.18%

Utilities — 1.02%

Helix Gen Funding, LLC	1M LIBOR + 3.750% Cash	2.076	5.826	6/2/2024	389,570	384,176	366,784	1.02%
Total Utilities						384,176	366,784	1.02%
Total Senior Secured - First Lien						15,903,206	15,872,764	44.19%

Senior Secured - Second Lien — 18.38%(4)(5)

Energy — 0.43%

Granite Acquisition, Inc.	3M LIBOR + 7.250% Cash	2.334	9.584	12/19/2022	152,597	154,180	154,124	0.43%
Total Energy						154,180	154,124	0.43%

Financials — 5.00%

Asurion, LLC	1M LIBOR + 6.500% Cash	2.076	8.576	8/4/2025	940,000	960,338	967,909	2.70%
Capital Automotive L.P.	1M LIBOR + 6.000% Cash	2.080	8.080	3/24/2025	285,051	292,178	292,177	0.81%
Mayfield Agency Borrower, Inc.	1M LIBOR + 8.500% Cash	2.076	10.576	3/2/2026	150,000	151,052	148,875	0.41%
Sedgwick Claims Management Services, Inc.	1M LIBOR + 5.750% Cash	2.076	7.826	2/28/2022	385,000	386,763	387,167	1.08%
Total Financials						1,790,331	1,796,128	5.00%

Health Care — 12.39%

Pearl Intermediate Parent, LLC	1M LIBOR + 6.250% Cash	2.165	8.415	2/13/2026	251,000	253,803	251,941	0.70%
PharMerica Corp.	1M LIBOR + 7.750% Cash	2.148	9.898	12/7/2025	200,000	203,755	199,875	0.55%
VVC Holding Corp.	1M LIBOR + 8.125% Cash	2.148	10.273	7/9/2026	4,000,000	3,960,783	4,000,000	11.14%
Total Health Care						4,418,341	4,451,816	12.39%

See notes to unaudited financial statements

Stira Alcentra Global Credit Fund

Schedule of Investments

As of September 30, 2018

(Unaudited)

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Technology — 0.56%

Mitchell International, Inc.	1M LIBOR + 7.250% Cash	2.076	9.326	12/1/2025	200,000	199,066	200,400	0.56%

Total Technology						199,066	200,400	0.56%

Total Senior Secured - Second Lien						6,561,918	6,602,468	18.38%

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						30,498,653	30,349,812	84.50%

Total Investments						30,498,653	30,349,812	84.50%

Unfunded Loan Commitments						(117,106)	(117,106)	(0.33)%
Net Investments						30,381,547	30,232,706	84.17%

Assets In Excess Of Other Liabilities							5,684,666	15.83%

Net Assets							$35,917,372	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by Alcentra NY, LLC, the investment sub-adviser, and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,628,483, which represents approximately 12.9% of net assets as of September 30, 2018.
(3)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(4)	The principal balance outstanding for all floating rate loans is indexed to London Interbank Offered Rate (“LIBOR”) or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Fund has provided the applicable margin over LIBOR based on each respective credit agreement. The 1 month (1M), 2 month (2M), and 3 month (3M) USD LIBOR were 2.26%, 2.31%, and 2.40%, respectively.
(5)	Variable rate security. Interest rate disclosed is that which is in effect on September 30, 2018.
(6)	This loan settled after September 30, 2018, at which time the interest rate was determined.
(7)	Unfunded or partially unfunded loan commitments. The Fund may enter into certain credit agreements for which all or a portion of loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

See notes to unaudited financial statements

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2018

(Unaudited)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement of Stira Alcentra Global Credit Fund (the “Fund”) has been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

Note 2. Fair Value of Financial Instruments

The Fund accounts for its investments in accordance with FASB ASC Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value and establishes a framework for measuring fair value. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Fund has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Fund, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets, including actionable bids from third parties for privately held assets or liabilities, and inputs other than quoted prices that are observable (either directly or indirectly) at the measurement date, such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Fund. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Level 1 and Level 2 Fair Value Investments - The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities - Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Fund’s Board of Trustees (the “Board of Trustees”). The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2018

(Unaudited)

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

When reliable market quotations are not considered to be readily available, which may be the case for restricted securities, certain debt securities, preferred stocks and foreign stocks, the investments are valued at their fair value as determined by management under procedures established and periodically reviewed by the Board of Trustees.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically valued in accordance with the Fund’s fair value procedures. This may result in movements between Level 1 and Level 2 throughout the period. For the period ended September 30, 2018, there were no transfers between Level 1, 2 or 3.

The fair values of the Fund’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2018, are as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$-	$7,874,580	$-	$7,874,580
Senior Secured Loans - First Lien	-	14,303,513	1,569,251	15,872,764
Senior Secured Loans - Second Lien	-	2,602,468	4,000,000	6,602,468
Total Investments	$-	$24,780,561	$5,569,251	$30,349,812
Unfunded Loan Commitments	-	(14,463)	(102,643)	(117,106)
Net Investments	$-	$24,766,098	$5,466,608	$30,232,706

The following is a reconciliation of Level 3 investments for the period ended September 30, 2018:

	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien
Beginning Balance as of January 1, 2018	$—	$—
Realized gain	38	—
Unrealized gain relating to instruments still held at reporting date	7,452	39,217
Purchases	1,567,955	3,960,000
Sales	(6,580)	—
Amortization	386	783
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending Balance as of September 30, 2018	$1,569,251	$4,000,000

Note 3. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Fund has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Fund from any loss, claim, damage, or liability which such person incurs by reason of their performance of activities for the Fund, provided they acted in good faith. The Fund expects the risk of loss related to its indemnifications to be remote.

The Fund’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2018, the Fund’s unfunded commitments under loan and financing agreements are presented below:

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2018

(Unaudited)

	September 30, 2018
	Total Commitment	Unfunded Commitment
Manna Pro Products, LLC	$263,187	$102,643
Pearl Intermediate Parent LLC	19,805	14,463
	$282,992	$117,106

Note 4. Investment Portfolio

As of September 30, 2018, the Fund had invested approximately $30.4 million, net, in 79 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of September 30, 2018, was 7.31% with an average duration of 1.04 years. The following graphics illustrate the Fund’s investment portfolio, as of September 30, 2018, by industry, geography, asset type, floating/fixed rate breakdown and investment structure:

Top 10 Holdings	% of Fair Value	% of Total Net Assets

VVC Holding Corp.	13.23%	11.14%
Manna Pro Products, LLC	5.19%	3.64%
Asurion, LLC	3.20%	2.70%
Stars Group Holdings B.V. (The)	2.33%	1.96%
Tenet Healthcare Corp.	2.31%	1.94%
Quest Software U.S. Holdings, Inc.	1.97%	1.66%
Everi Payments, Inc.	1.82%	1.53%
Red Ventures, LLC	1.80%	1.51%
ARD Finance S.A.	1.67%	1.41%
Loparex Holding B.V.	1.67%	1.41%
	35.20%	28.90%

Industry Concentration	% of Fair Value	% of Total Net Assets

Health Care	25.37%	21.36%
Materials	12.19%	10.26%
Industrials	10.75%	9.05%
Technology	10.19%	8.58%
Financials	10.07%	8.48%
Consumer Discretionary	9.51%	8.00%
Communications	8.16%	6.87%
Consumer Staples	7.07%	5.95%
Energy	5.47%	4.60%
Utilities	1.21%	1.02%
Assets in excess of other liabilities	—	15.83%
	100.00%	100.00%

Asset Type	% of Fair Value	% of Total Net Assets

Senior Secured - First Lien	52.11%	43.87%
Corporate Bonds	26.05%	21.92%
Senior Secured - Second Lien	21.84%	18.38%
Assets in excess of other liabilities	—	15.83%
	100.0%	100.00%

Geographic Concentration	% of Fair Value	% of Total Net Assets
United States	84.72%	71.31%
Western Europe	11.29%	9.51%
Other	3.98%	3.35%
Assets in excess of other liabilities	—	15.83%
	100.00%	100.00%

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2018

(Unaudited)

Floating/Fixed Rate Breakdown	% of Fair Value	% of Total Net Assets
Floating	76.65%	64.52%
Fixed	23.35%	19.65%
Assets in excess of other liabilities	—	15.83%
	100.00%	100.00%

Investment Structure	% of Fair Value	% of Total Net Assets
Syndicated	81.92%	68.95%
Originated	18.08%	15.22%
Assets in excess of other liabilities	—	15.83%
	100.00%	100.00%

Note 5. Concentration and Credit Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the Securities and Exchange Commission (the “SEC”).

Credit Risk

The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that it believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Foreign Currency Risk

Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2018

(Unaudited)

Liquidity Risk

The Fund may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Valuation Risk

The Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board of Trustees. As part of the valuation process, the Board of Trustees may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate its valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of the Fund.